CSFB CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

DERIVED INFORMATION [05/26/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[$238,256,918]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Deal Name: IRWHE2005-B (HELOC) The percentages per table should add up to 100%

FICO & Documentation & Purpose of Loan

FICO Score	Full DOC	Stated Doc	Other Doc	All Docs	Purch	CO refi	WAC	Avg Prin Bal ($)	Current LTV	IO loans	silent 2nds
<= 450	1.35	0.00	0.51	1.86	0.00	1.86	8.00	45,967.53	94.34	100.00	7.9
451 - 500	0.40	0.00	0.00	0.40	0.00	0.40	7.93	87,719.65	105.87	100.00	59.55
501 - 550	0.58	0.00	0.12	0.70	0.00	0.70	10.64	44,563.61	96.01	100.00	0
551 - 600	2.73	0.00	0.47	3.20	0.00	3.20	9.63	55,990.34	93.81	100.00	4.46
601 - 650	9.78	0.00	2.42	12.20	0.17	12.03	8.88	59,323.59	93.66	100.00	5.03
651 - 700	20.67	0.00	7.94	28.61	0.54	28.07	7.80	63,316.78	95.47	100.00	14.67
701 - 750	20.38	0.00	12.61	32.99	1.36	31.63	6.96	61,486.03	90.99	100.00	8.31
751 - 800	8.41	0.00	10.56	18.96	0.98	17.81	6.29	48,739.65	82.42	100.00	4.05
801 - 850	0.72	0.00	0.35	1.07	0.34	0.73	6.16	46,497.44	76.87	100.00	0
Total:	65.02	0.00	34.98	100.00	3.39	96.44	7.43	57,999.99	91.07	100.00	8.85
LTV & FICO
Current CLTV Current CLTV	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Avg Prin Bal ($)	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	silent 2nds
<= 10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.02	0.01	0.02	0.04	16,077.54	6.13	1.65	0.03	0.00	100.00	0.00
10.01 - 20.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.10	0.00	0.10	28,383.20	5.15	0.35	0.08	0.00	100.00	0.00
20.01 - 30.00	0.00	0.00	0.00	0.00	0.00	0.06	0.21	0.12	0.05	0.44	33,783.54	5.82	0.32	0.29	0.00	100.00	0.00
30.01 - 40.00	0.01	0.00	0.00	0.00	0.06	0.01	0.09	0.30	0.11	0.57	36,447.14	5.60	0.03	0.28	0.00	100.00	0.00
40.01 - 50.00	0.00	0.00	0.00	0.00	0.00	0.18	0.33	0.52	0.05	1.08	31,773.35	5.64	0.10	0.78	0.00	100.00	0.00
50.01 - 60.00	0.05	0.00	0.00	0.03	0.21	0.35	0.92	1.26	0.10	2.92	39,049.03	5.48	0.04	2.11	0.00	100.00	0.00
60.01 - 70.00	0.04	0.00	0.00	0.02	0.51	0.87	1.69	1.83	0.00	4.96	41,383.84	5.92	0.43	2.89	0.00	100.00	0.00
70.01 - 80.00	0.22	0.06	0.00	0.17	0.96	2.61	4.42	4.26	0.15	12.85	51,435.65	6.06	0.56	7.29	0.00	100.00	0.00
80.01 - 90.00	0.28	0.07	0.14	0.84	1.96	5.48	5.94	4.17	0.08	18.97	49,105.22	6.96	1.50	8.40	0.00	100.00	0.00
90.01 - 100.00	1.11	0.03	0.56	2.00	7.89	14.84	16.62	5.64	0.52	49.21	62,939.08	8.29	2.79	11.23	0.00	100.00	0.00
100.01 >=	0.15	0.24	0.00	0.14	0.61	4.20	2.74	0.77	0.00	8.85	208,710.08	7.63	2.14	1.61	0.00	100.00	8.85
Total:	1.86	0.40	0.70	3.20	12.20	28.61	32.99	18.96	1.07	100.00	57,999.99	7.43	1.95	34.98	0.00	100.00	8.85
Prin Balance & FICO

Prin Balance	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Current CLTV	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	silent 2nds
0.01 - 50,000.00	0.74	0.10	0.35	1.13	3.38	7.37	8.76	6.98	0.36	29.17	84.80	7.41	1.92	15.34	0.00	100.00	0.00
50,000.01 - 100,000.00	0.61	0.06	0.35	0.82	3.84	7.57	10.31	5.23	0.25	29.04	86.57	7.33	1.84	13.97	0.00	100.00	0.08
100,000.01 - 150,000.00	0.36	0.00	0.00	0.57	1.67	4.90	5.30	2.66	0.13	15.60	94.66	7.53	2.07	2.66	0.00	100.00	1.00
150,000.01 - 200,000.00	0.15	0.00	0.00	0.48	1.83	4.28	2.98	1.75	0.34	11.82	99.48	7.76	2.27	0.76	0.00	100.00	2.71
200,000.01 - 250,000.00	0.00	0.00	0.00	0.21	0.40	1.85	2.63	1.45	0.00	6.54	99.23	7.36	1.88	1.05	0.00	100.00	1.41
250,000.01 - 300,000.00	0.00	0.24	0.00	0.00	0.74	1.58	1.74	0.24	0.00	4.54	105.63	7.45	1.96	0.48	0.00	100.00	2.27
300,000.01 - 350,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.91	0.64	0.00	1.56	96.95	7.39	1.94	0.32	0.00	100.00	0.32
350,000.01 - 400,000.00	0.00	0.00	0.00	0.00	0.32	0.66	0.37	0.00	0.00	1.36	103.55	6.87	1.37	0.00	0.00	100.00	0.66
400,000.01 - 450,000.00	0.00	0.00	0.00	0.00	0.00	0.39	0.00	0.00	0.00	0.39	124.34	6.25	1.00	0.39	0.00	100.00	0.39
Total:	1.86	0.40	0.70	3.20	12.20	28.61	32.99	18.96	1.07	100.00	91.07	7.43	1.95	34.98	0.00	100.00	8.85

Mortg Rates & FICO

Mortg Rates	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Current CLTV	WAC	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	silent 2nds
4.501 - 5.000	0.00	0.00	0.00	0.00	0.09	0.00	0.05	0.02	0.00	0.16	69.14	4.92	0.33	44,273.67	0.15	0.00	100.00	0.00
5.001 - 5.500	0.35	0.00	0.00	0.07	0.36	3.41	7.91	8.61	0.49	21.20	73.07	5.24	0.28	39,991.55	16.27	0.00	100.00	0.00
5.501 - 6.000	0.00	0.00	0.03	0.01	0.02	0.85	2.37	1.61	0.00	4.89	80.91	5.82	0.34	52,012.08	3.10	0.00	100.00	0.00
6.001 - 6.500	0.09	0.00	0.00	0.06	0.41	2.79	2.85	1.52	0.30	8.01	91.20	6.34	0.85	63,447.51	3.45	0.00	100.00	0.39
6.501 - 7.000	0.18	0.24	0.00	0.08	1.31	2.45	3.47	1.73	0.00	9.47	95.48	6.87	1.36	71,310.00	2.45	0.00	100.00	1.02
7.001 - 7.500	0.13	0.00	0.00	0.10	0.79	3.77	5.62	2.12	0.23	12.75	100.78	7.29	1.79	92,209.39	2.26	0.00	100.00	3.23
7.501 - 8.000	0.22	0.00	0.00	0.31	0.88	2.86	4.64	1.82	0.05	10.76	98.21	7.82	2.32	77,309.70	1.58	0.00	100.00	2.06
8.001 - 8.500	0.41	0.06	0.00	0.39	2.29	3.83	2.48	0.87	0.00	10.34	97.84	8.30	2.80	83,100.30	1.79	0.00	100.00	1.10
8.501 - 9.000	0.04	0.00	0.12	0.18	1.23	3.30	1.64	0.20	0.00	6.71	98.73	8.77	3.25	60,604.26	1.38	0.00	100.00	0.73
9.001 - 9.500	0.03	0.05	0.02	0.32	1.13	1.48	0.96	0.33	0.00	4.31	93.97	9.30	3.74	54,352.18	1.08	0.00	100.00	0.14
9.501 - 10.000	0.00	0.03	0.04	0.26	0.37	0.99	0.19	0.00	0.00	1.90	96.45	9.78	4.29	48,978.57	0.23	0.00	100.00	0.19
10.001 - 10.500	0.21	0.00	0.09	0.52	0.84	1.16	0.33	0.00	0.00	3.17	96.05	10.25	4.70	56,291.33	0.33	0.00	100.00	0.00
10.501 - 11.000	0.03	0.00	0.04	0.18	0.66	0.61	0.15	0.04	0.00	1.71	95.52	10.83	5.24	45,193.68	0.23	0.00	100.00	0.00
11.001 - 11.500	0.02	0.00	0.11	0.25	0.83	0.42	0.16	0.03	0.00	1.82	96.12	11.29	5.73	49,293.25	0.23	0.00	100.00	0.00
11.501 >=	0.16	0.03	0.24	0.47	1.00	0.67	0.18	0.06	0.00	2.80	96.39	12.61	6.95	37,018.35	0.43	0.00	100.00	0.00
Total:	1.86	0.40	0.70	3.20	12.20	28.61	32.99	18.96	1.07	100.00	91.07	7.43	1.95	57,999.99	34.98	0.00	100.00	8.85
Mortg Rates & LTV
Mortg Rates	LTV 40.01-50	50.01 - 60	60.01 - 70	70.01 - 80	80.01 - 90	90.01 - 100	100+	total CLTV	avg FICO	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	silent 2nds
4.51 - 5.00	0.00	0.00	0.11	0.05	0.00	0.00	0.00	0.16	675.00	0.33	44,273.67	0.15	0.00	100.00	0.00
5.01 - 5.50	0.71	2.48	2.63	7.01	6.46	0.94	0.00	21.20	738.00	¯0.28	39,991.55	16.27	0.00	100.00	0.00
5.51 - 6.00	0.16	0.20	0.94	1.05	1.13	1.39	0.00	4.89	727.00	0.34	52,012.08	3.10	0.00	100.00	0.00
6.01 - 6.50	0.07	0.01	0.39	1.37	1.62	4.14	0.39	8.01	718.00	0.85	63,447.51	3.45	0.00	100.00	4.82
6.51 - 7.00	0.05	0.04	0.30	0.90	1.47	5.69	1.02	9.47	702.00	1.36	71,310.00	2.45	0.00	100.00	10.75
7.01 - 7.50	0.06	0.00	0.10	0.77	1.76	6.81	3.23	12.75	713.00	1.79	92,209.39	2.26	0.00	100.00	25.35
7.51 - 8.00	0.00	0.10	0.14	0.48	2.10	5.87	2.06	10.76	705.00	2.32	77,309.70	1.58	0.00	100.00	19.09
8.01 - 8.50	0.03	0.01	0.09	0.62	1.16	7.34	1.10	10.34	679.00	2.80	83,100.30	1.79	0.00	100.00	10.59
8.51 - 9.00	0.00	0.00	0.00	0.23	0.69	5.00	0.73	6.71	675.00	3.25	60,604.26	1.38	0.00	100.00	10.94
9.01 - 9.50	0.00	0.08	0.23	0.12	0.81	2.93	0.14	4.31	673.00	3.74	54,352.18	1.08	0.00	100.00	3.18
9.51 - 10.00	0.00	0.00	0.00	0.03	0.52	1.12	0.19	1.90	652.00	4.29	48,978.57	0.23	0.00	100.00	10.21
10.01 - 10.50	0.00	0.00	0.03	0.08	0.45	2.60	0.00	3.17	645.00	4.70	56,291.33	0.33	0.00	100.00	0.00
10.51 - 11.00	0.00	0.00	0.00	0.11	0.26	1.33	0.00	1.71	643.00	5.24	45,193.68	0.23	0.00	100.00	0.00
11.01 - 11.50	0.00	0.00	0.00	0.02	0.19	1.61	0.00	1.82	639.00	5.73	49,293.25	0.23	0.00	100.00	0.00
11.51 >=	0.00	0.00	0.00	0.00	0.37	2.43	0.00	2.80	632.00	6.95	37,018.35	0.43	0.00	100.00	0.00
Total:	1.08	2.92	4.96	12.85	18.97	49.21	8.85	100.00	702.00	1.95	57,999.99	34.98	0.00	100.00	8.85